Exhibit 10.44

FIRST AMENDMENT TO RECEIVABLES SALE AND

CONTRIBUTION AGREEMENT

THIS FIRST AMENDMENT TO RECEIVABLES SALE AND CONTRIBUTION AGREEMENT, dated as of February 28, 2002 (this “Amendment”), is by and between International Paper Financial Services, Inc. (“IPFS”) and Red Bird Receivables, Inc. (the “Buyer”) and pertains to the Receivables Sale and Contribution Agreement dated as of December 26, 2001 between the parties hereto (as heretofore and hereby amended, the “Sale and Contribution Agreement”). Unless otherwise defined in this Amendment capitalized terms used herein shall have the meanings assigned to such terms in the Sale and Contribution Agreement.

PRELIMINARY STATEMENTS

WHEREAS, the IPFS wishes to make certain amendments to the Sale and Contribution Agreement; and

WHEREAS, the Buyer is willing to agree to such amendments.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment. Schedule B to the Sale and Contribution Agreement is hereby amended and restated in its entirety to read as set forth on Annex I attached hereto to reflect an amendment to the last entry on such Schedule B which currently reads “Pulp Sales Without Natchez” to read “Pulp Sales.”

2. Representations and Warranties. In order to induce the Buyer to enter into this Amendment, IPFS hereby represents and warrants to the Buyer as follows:

(a) The execution and delivery by IPFS of this Amendment, and the performance of its obligations under the Sale and Contribution Agreement as amended hereby, are within IPFS’s organizational powers and authority and have been duly authorized by all necessary organizational action on its part;

(b) This Amendment has been duly executed and delivered by IPFS, and the Sale and Contribution Agreement, as amended hereby, constitutes IPFS’s legal, valid and binding obligation, enforceable against IPFS in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and

(c) As of the date hereof, no event has occurred and is continuing that will constitute an Termination Event or an Unmatured Termination Event.

3. Conditions Precedent. This Amendment shall become effective as of the date first above written upon:

(a) execution and delivery to the Buyer of a counterpart hereof by each of the parties hereto.

4. Miscellaneous.

(a) CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

(b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

(c) Ratification of Purchase Agreement. Except as expressly amended hereby, the Sale and Contribution Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

RED BIRD RECEIVABLES, INC.

By:	/s/
Name:
Title:

INTERNATIONAL PAPER FINANCIAL SERVICES, INC.

By:	/s/
Name:
Title:

ANNEX I

SCHEDULE B

Location		Location

Hudson River	3	Whelen Springs Wood Pd-LbrMill	334
Ticonderoga Mill	10	Allentown Distribution Center	336
Androscoggin Mill	34	Henderson Wood Products	337
Mira Loma Sheeting Plant	39	Leola Wood Products	338
Chicago Box	66	Jackson Box	339
BP North American Div Office	78	Wood Prod HQ- Lumber	340
Terre Haute Mill	85	Joplin Wood Products	341
Armour Wood Products	113	Deridder	343
Shreveport IBC	137	Wiggins Wood Products	345
El Paso	140	Gurdon Wood Products	346
Raligh Beverage Packaging	144	Jefferson Wood Products	348
Carson	162	Montgomery Box Plant	355
Putnam Container	167	Cincinnatti Dist	356
Nashville	168	Pleasant Hill WP	358
Mobile CT	172	Southern Wholesale Wood Products	360
Georgetown CT	174	Morton Wood Products	362
Springhill	175	Jonesboro Box Plant	365
Wooster	178	Export South Wood Products	366
Geneva	180	Container UC - Morristown	379
Detroit	181	Container UC - Richmond	384
San Jose	182	Nacogdoches OSB Plant Constr	392
Modesto	183	Decator CT	394
Edinburg Container	184	Maplesville WP	397
Auburndale Container	185	Tuscaloosa WP	398
Fon du Lac	186	Fleetwood CT	405
Cincinnatti Container	187	San Antonio CT	407
Russellville	190	Houston CT	409
Minneapolis CT	191	Hanford CT	410
Stateville CT	192	Johnston WP	413
Mt Carmel	193	Savannah CT	425
Menasha Distribution Center	195	Des Plaines CT	433
Dallas CT	198	Kalamazoo Beverage	480
Lock Haven	202	Kansas City Beverage	483

Oswego Mill	204	Bev Pkg - Atlanta	484
Riverdale Mill	205	Bev Pkg - Plant City	485
Louisina Mill	230	Turlock	490
Moss Point	233	Augusta Sawmill	491
Mobile Mill	236	Washington Sawmill	492
Camden Mill	237	Bev Pkg - Framingham	494
Vicksburg Mill	240	Felix Stowe	503
Texarkana Mill	241	Atlanta Distribution	511
Pine Bluff Mill	262	Auburn CT	512
Springhill Conversion & Dist.	267	Sumter Sheet Plant	519
Mansfield	268	Franklin CIC	520
Pineville	269	Properity Plant	525
Lexington Box Plant	312	Sturgis Sheeting	526
Kansas City	321	Hazelton	528
Sampit Wood Products	325	Cape Fear Converting	529
Tupelo Box Plant	326	Spartanburg CT	531
Cedarburg Cont	328	Atlanta CT	552
New Boston Wood Products	329	Conway Box CT	555
Springhill Wood Products	330	Conway Graphics	559
Madison Wood	331	Fort Worth CT	560
Cordele Wood	332	Stockton CT	563

Location

Phonix Display and Packaging	593
Cima Pine Bluff	594
Roanoke Rapids Champion	609
Rotterdam Dist	611
Croydon	612
Mallory Warehouse	614
Pensacola Champion	618
Louisville Dist	621
Dallas Dist	623
Courtland (Champion)	627
Quinnesec (Champion)	628
Bucksport Champion	630
Sartel Champion	633
Cleveland Cont	641
Los Angeles Dist	644
Dillner Dist	646
Camden Packaging (Fordyce)	652

Augusta	660
Chicago Distribution	667
Terre Haute	706
Ft. Wayne Box Plant	707
Lafayette Container	728
Lancaster Container	743
NEXUS CIMA	745
Washington Container	749
Eastover	769
Franklin Paper Mill	776
Prattville	867
Kalamazoo Container	874
Savannah	899
CIMA	928
CB Regional Distribution Center	930
Newberry Wood Products	957
CIMS	987
Camden Wood Products	6202
Corrigan Wood Products	6204
Passadumkeag Lumber	6207
Waycross Wood Products	6208
Citronelle Lumber Mill	6210
McDavid Lumber Mill	6211
Costigan Lumber Mill	6212
Whitehouse Lumber Mill	6213
Franklin Sawmill	A27
Meldrim Sawmill	A28
Folkston Sawmill	A29
Seaboard Sawmill	A30
Opelika Sawmill	A31
Chapman Sawmill	A32
Chapman	A33
Thorsby Veneer Mill	A34
Thorsby LVL	A35
Building Materials Group	B50
Erie	201
Georgetown Mill	259
Riegelwood Mill	661
Pulp Sales	406